UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2026

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Road, Building 1
North Billerica, Massachusetts 01862
(Address of Principal Executive Offices and Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	TGEN	NYSE American, LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

On June 26, 2026, the Compensation Committee of Tecogen Inc. (the “Company”) recommended to the Company’s Board of Directors that in order to align the economic interests of the Company’s Chief Executive Officer, Abinand Rangesh, and its other named executive officers with the interests of the Company and its stockholders, the Company grant to them the following awards of restricted stock and incentive stock options pursuant to the Company’s 2022 Stock Incentive Plan. The Company’s Board of Directors approved such awards at a meeting held on June 26, 2026.

Named Executive Officer	Equity Grant	Number of Shares of Restricted Stock or Shares Underlying Options

Abinand Rangesh, CEO	Restricted Stock Award	174,081
	Incentive Stock Option	26,041

Robert A. Panora, President and COO	Restricted Stock Award	9,671
	Incentive Stock Option	26,041

Roger Deschenes, CFO	Restricted Stock Award	29,013

Stephen Lafaille, VP of Business Development	Restricted Stock Award	29,013

John K. Whiting, IV, General Counsel & Secretary	Restricted Stock Award	19,342

Each of such awards vests in equal installments on the first, second, third, and fourth anniversaries of the date of grant. The incentive stock options are exercisable at a price of $5.17 per share.

In addition, the Compensation Committee also recommended to the Board, and the Board approved at the above referenced meeting, increases in the cash compensation payable to Mr. Rangesh and each named executive officer. Mr. Rangesh’s annual base salary was increased by 5% to $220,500; and each named executive officer’s base salary was increased by 3% as follows: Mr. Panora’s annual base salary was increased to $206,000; Mr. Deschenes’ annual base salary was increased to $185,400; Mr. Lafaille’s annual base salary was increased to $152,260; and Mr. Whiting’s annual base salary was increased to $185,400.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
July 1, 2026	Abinand Rangesh, Chief Executive Officer
Principal Executive Officer